Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

Ninepoint North American Energy Independence ETF (ENRG)

Ninepoint Energy Income ETF (NPEI)

(each a “Fund,” together the “Funds”)

each listed on NYSE Arca, Inc.

September 28, 2026

Supplement to the Prospectus and

Statement of Additional Information (“SAI”),

each dated September 7, 2026

Effective immediately, all references in the Prospectus to the Funds’ March 30, 2027 Semi-Annual Certified Shareholder Report are hereby deleted and replaced with references to the Funds’ February 28, 2027 Semi-Annual Certified Shareholder Report.

Effective immediately, all references in the SAI to the Funds’ “fiscal year ending September 30” are hereby deleted and replaced with references to the Funds’ “fiscal year ending August 31,” with the Funds’ first fiscal year ending August 31, 2027.

Please retain this Supplement for future reference.